36280-P1 02/24

LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED FEBRUARY 16, 2024

TO THE PROSPECTUS DATED MAY 1, 2023, OF

WESTERN ASSET LONG CREDIT VIT (THE “FUND”)

Effective March 1, 2024, the Fund will begin declaring and paying dividends on an annual basis.

Accordingly, effective March 1, 2024, the following language replaces the first paragraph of the section of the Fund’s Prospectus titled “Dividends, other distributions and taxes — Dividends and other distributions”:

The Fund normally declares and pays any income dividends and net realized capital gain distributions, if any, annually in December. Distributions made by the fund are automatically reinvested in additional shares of the fund at net asset value unless the fund is instructed otherwise. Distributions to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause contract holders to recognize income or gain for federal income tax purposes. Please see the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to contract holders.

Please retain this supplement for future reference.